Ordinary dividends	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Ordinary dividends
9.	Ordinary dividends

The Board has recommended an interim dividend of 22.7p (2018: 22.7p) per ordinary share. This is expected to be paid on 4 November 2019 to shareholders on the register at 4 October 2019. The Board recommended a final dividend of 37.3p per ordinary share in respect of 2018. This was paid on 8 July 2019.